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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                       FOUR CORNERS FINANCIAL CORPORATION
                                (Name of Issuer)

                       FOUR CORNERS FINANCIAL CORPORATION
                              Frank B. Iacovangelo
                             Bernard J. Iacovangelo
                             Anthony M. Iacovangelo
                           Wegman Building Associates
                      (Name of Person(s) Filing Statement)

                          Common Stock, $.04 Par Value
                         (Title of Class of Securities)

                                    350836102
                                 (CUSIP Number)

                            Richard B. Sullivan, Esq.
                             Chamberlain, D'Amanda,
                            Oppenheimer & Greenfield
                            1600 Crossroads Building
                                Two State Street
                            Rochester, New York 14614
                                 (716) 232-3730

      (Name, Address and Telephone of Persons Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

         This statement is filed in connection with (check the appropriate box):

         a. The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14-C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

         b. The filing of a registration statement under the Securities Act of 1933.

         c.       A tender offer.

         d.       None of the above.

         Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies:

                         CALCULATION OF REGISTRATION FEE

Transaction Valuation*                                     Amount of Filing Fee
----------------------                                     --------------------
       $4232                                                       $.85

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*Determined by a) multiplying the per fractional share cash payment of $12.00 times each fraction of a share resulting from the 1 for 100 Reverse Stock Split paid to fractional shareholders in lieu of the issuance of fractional shares ($2,532); and b) by adding the amount of the indebtedness owed to shareholders owning fractional shares as the result of the 1 for 4 reverse stock split of July 31, 1992, together with simple interest thereon at the rate of 10 percent per annum ($1,700).

         Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:   $.85

Form or Registration Number:  13E-3

Filing Party:  Four Corners Financial Corporation

Date Filed:  July 28, 1998

This Rule 13E-3 Transaction Statement is being filed by Four Corners Financial Corporation (the "Company"), Frank B. Iacovangelo, Bernard J. Iacovangelo, Anthony M. Iacovangelo and Wegman Building Associates with respect to the class of equity securities of the Company that is subject to a Rule 13e-3 transaction. The Company is submitting to its stockholders a proposal to approve and adopt a Certificate of Amendment to its Restated Certificate of Incorporation providing
(a) for reduction in the number of authorized shares of the Company's common stock, $.04 par value (the "Common Stock") from15,000,000 authorized shares to 150,000 authorized shares with $4.00 par value; (b) for a 1 for 100 reverse stock split of the Company's Common Stock, and (c) for a cash payment in the amount of $12.00 per share of the currently outstanding Common Stock in lieu of the issuance of any resulting fractional shares of new common stock to stockholders who, after the reverse stock split, own a fractional share of new common stock. The Company is also submitting to its shareholders a Proposal to pay the indebtedness to certain stockholders resulting from the Company's 1 for 4 reverse stock split on July 31, 1992, together with interest thereon.


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The Reverse Stock Split and the Payment Proposal are made upon the terms and subject to the conditions set forth in the Company's Proxy Statement for the Company's Special Meeting of Stockholders scheduled to be held on February 5, 1999, a copy of which is filed as an exhibit hereto and is incorporated hereby by reference in its entirety.

The following Cross Reference Sheet is supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement filed by the Company with the Securities and Exchange Commission on July 28, 1998, (including all exhibits thereto, the "Proxy Statement") of the information required to be included in response to the items of this Statement. The information in the Proxy Statement, a copy of which is attached thereto as Exhibit (d)(1), is hereby expressly incorporated by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement.

                     CROSS REFERENCE SHEET SHOWING LOCATION
                  IN PRELIMINARY PROXY STATEMENT OF INFORMATION
                       REQUIRED BY ITEMS IN SCHEDULE 13E-3


                 Schedule 13E-3
            Item Number and Caption               Location in Proxy Statement
            -----------------------               ---------------------------

Item 1.   Issuer and Class of Security
          Subject to the Transaction

           Item 1(a)                            Notice and Cover Page of Proxy
                                                Statement

           Item 1(b)                            Cover Page of Proxy Statement;
                                                "The Reverse Stock Split -
                                                Background."

           Item 1(c)                            "Market Prices, for Shares of
                                                Common Stock, Dividends and
                                                Common Stock Information."

           Item 1(d)                            "Market Prices for Shares of
                                                Common Stock; Dividends and
                                                Common Stock Information."

           Item 1(e)                            Not Applicable

           Item 1(f) "The Reverse Stock Split - Fairness" and "Market Prices for Shares of Common Stock;
                                                Dividends and Common Stock
                                                Information"

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Item 2.   Identity and Background

           Items 2(a)-(d)                       "The Reverse Stock Split -
                                                Recommendation of the Board of
                                                Directors and Affiliated
                                                Shareholders; Directors and
                                                Executive Officers of the
                                                Company."

           Items 2(e) and (f)                   Not Applicable

           Item 2(g)                            "Directors and Executive
                                                Officers of the Company."

Item 3.   Past Contracts, Transactions

           Items 3(a)(1) and 3(a)(2)            Not Applicable

           Item 3(b) " Going Private; Considerations of Alternatives to Reverse Stock Split; The Reverse Stock Split - Background."

Item 4.   Terms of the Transaction

           Item 4(a)                            "The Reverse Stock
                                                Split-Purposes; The Reverse
                                                Stock Split-Structure and
                                                Payment of Cash Consideration."

           Item 4(b)                            Not Applicable

Item 5.   Plans or Proposals of the
          Issuer or Affiliate

           Items 5(a)                           "The Reverse Stock Split -
                                                Certain Effects; Plans for the
                                                Company After the Reverse Stock
                                                Split."



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Item 6.   Source and Amounts of
          Funds or Other Consideration

           Items 6(a) and 6(b)                  "The Reverse Stock Split -
                                                Expenses."


           Item 6(c)                            Not Applicable

           Item 6(d)                            Not Applicable

Item 7.   Purpose(s), Alternatives,
          Reasons and Effects

           Item 7(a)-7(d)                       "The Reverse Stock Split -
                                                Background; Going Private -
                                                Consideration of Alternatives to
                                                Reverse Stock Split; The Reverse
                                                Stock Split - Purpose; The
                                                Reverse Stock Split - Structure
                                                and Treatment of Cash
                                                Consideration; The Reverse Stock
                                                Split - Certain Effects."


Item 8.   Fairness of the Transaction

           Item 8(a)                            "The Reverse Stock Split -
                                                Fairness; The Reverse Stock
                                                Split - Purpose."

           Item 8(b)                            "The Reverse Stock Split -
                                                Fairness; The Reverse Stock
                                                Split - Purpose; The Reverse
                                                Stock Split - Background."

           Item 8(c)                            "The Reverse Stock Split -
                                                Fairness."


           Item 8(d)                            "The Reverse Stock Split -
                                                Fairness."

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           Item 8(e)                            "The Reverse Stock Split -
                                                Fairness; Recommendation of the
                                                Board of Directors and
                                                Affiliated Shareholders."

           Item 8(f)                            Not Applicable

Item 9.   Reports, Opinions, Appraisals
          and Certain Negotiations

           Items 9(a) and 9(b)                  "The Reverse Stock Split -
                                                Fairness."


           Item 9(c)                            "The Reverse Stock Split -
                                                Exhibit B."


Item 10.  Interest in Securities of
           the Issuer

           Items 10(a) and (10(b)               "Directors and Executive
                                                Officers; Security Ownership of
                                                Certain Beneficial Owners and
                                                Management."


Item 11.  Contracts, Arrangements or
          Understandings with Respect
          to the Issuer's Securities

           Item 11                              Not Applicable

Item 12.  Present Intention and
          Recommendation of Certain
          Persons with Regard to the
          Transaction

          Items 12(a) and 12(b)                 "The Reverse Stock Split -
                                                Recommendation of the Board of
                                                Directors and Affiliated
                                                Shareholders."


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Item 13.  Other Provisions of the
           Transaction

           Item 13(a)                           "The Reverse Stock Split -
                                                Appraisal Rights; The Reverse
                                                Stock Split - Certain Effects;
                                                Proposal Three."

           Items 13(b)-(c)                      Not Applicable

Item 14.  Financial Information

           Item 14(a)                           "Historical Consolidated
                                                Financial Information of the
                                                Company."

           Item 14(b)                           "Pro Forma Consolidated
                                                Financial Information of the
                                                Company."

Item 15.  Persons and Assets Employed,
           Retained or Utilized

           Items 15(a) and 15(b)                Not Applicable


Item 16.  Additional Information

           Item 16.                             Proxy Statement in its Entirety,
                                                including Exhibits thereto.

Item 17.  Material to be Filed as
           Exhibits

           Item 17(a)                           Not Applicable

           Item 17(b)                           Report of Bonadio and Company*


           Item 17(c)                           Not Applicable

           Item 17(d)                           Proxy Statement in its Entirety,
                                                including Exhibits thereto.

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           Item 17(e)                           Not Applicable

           Item 17(f)                           Not Applicable

*Filed as Exhibit B to the Proxy Statement

Item 1.                                  Issuer and Class of Security Subject to
                                         the Transaction.

                      (a) The name of the issuer is Four Corners Financial Corporation, a Delaware corporation, and the address of its executive offices is 370 East Avenue, Rochester, New York 14604.

                      (b) The exact title of the class of equity securities to which this Statement relates is Common Stock, $.01 par value. The information set forth on the Cover page and under the caption "The Reverse Stock Split - Background" of the Proxy Statement is incorporated herein by reference.

                      (c) The information set forth under the caption "Market Prices for Shares of Common Stock; Dividends and Common Stock Information" of the Proxy Statement is incorporated herein by reference.

                      (d) The information set forth under the caption "Market Prices for Shares of Common Stock; Dividends and Common Stock Information" of the Proxy Statement is incorporated herein by reference

                      (e)                Not Applicable.

                      (f) The information set forth under the captions "The Reverse Stock Split - Fairness" and "Market Prices for Shares of Common Stock; Dividends and Common Stock Information" of the Proxy Statement is incorporated herein by reference.

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Item 2.
Format                                   Identity and Background..

                      (a)-(d) and (g)   This Statement is being filed by Four
                                        Corners Financial Corporation, a
                                        Delaware corporation, engaged in the
                                        business of providing services and
                                        products utilized in commercial and
                                        residential real estate transactions,
                                        with its executive offices at 370 East
                                        Avenue, Rochester, NY 14604, and by
                                        Frank B. Iacovangelo, Bernard J.
                                        Iacovangelo, Anthony M. Iacovangelo and
                                        Wegman Building Associates. The
                                        information set forth under the caption
                                        "Directors and Executive Officers" and
                                        "Securities Ownership of Certain
                                        Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference


                      (e) and (f)       Each person described under the captions
                                        "Directors and Executive Officers" and
                                        "Security Ownership of Certain
                                        Beneficial Owners and Management" of the Proxy Statement is a citizen of the United States and during the last five years no such person has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and no such person was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which he was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.


Item 3.                                 Past Contacts, Transactions or
                                        Negotiations.

                      (a)(1)and         Not Applicable
                      (a)(2)

                      (b) The information set forth under the captions "The Reverse Stock Split - Background; Going Private -
                                        Considerations of Alternatives to
                                        Reverse Stock Split" of the Proxy
                                        Statement is incorporated herein by
                                        reference.

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Item 4.                                 Terms of the Transaction.

                      (a) The information set forth under the captions "The Reverse Stock
                                        Split-Purposes; The Reverse Stock
                                        Split-Structure and Payment of Cash
                                        Consideration" of the Proxy Statement is incorporated herein by reference.

                      (b)               Not Applicable.

Item 5.                                 Plans or Proposals of the Issuer or
                                        Affiliate.

                      (a) - (g)         The information set forth under the
                                        captions "The Reverse Stock Split -
                                        Certain Effects; Plans for the Company
                                        after The Reverse Stock Split" of the
                                        Proxy Statement is incorporated herein
                                        by reference.


Item 6.                                 Source and Amounts of Funds or Other
                                        Consideration.

                      (a) and (b)       The information set forth under the
                                        caption "The Reverse Stock Split -
                                        Expenses" of the Proxy Statement is
                                        incorporated herein by reference.

                      (c)               Not applicable.

                      (d)               Not Applicable

Item 7.                                 Purpose(s), Alternatives, Reasons and
                                        Effects.

                      (a)-(d) The information set forth under the captions "The Reverse Stock Split - Background; Going Private; Consideration of Alternatives to Reverse Stock Split; The Reverse Stock Split - Purpose; The Reverse Stock Split - Structure and Treatment of Cash Consideration; The Reverse Stock Split - Certain Effects" of the Proxy Statement is incorporated herein by reference.

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Item 8.                                 Fairness of the Transaction

                      (a) The information set forth under the captions "The Reverse Stock Split - Fairness; the Reverse Stock Split - Purpose" of the Proxy Statement is incorporated herein by reference.

                      (b) The information set forth under the captions "The Reverse Stock Split - Fairness; The Reverse Stock Split - Purpose; The Reverse Stock Split - Background" of the Proxy Statement is incorporated herein by reference.

                      (c) The information set forth under the caption "The Reverse Stock Split - Fairness" of the Proxy Statement is incorporated herein by reference.

                      (d) The information set forth under the caption "The Reverse Stock Split - Fairness" of the Proxy Statement is incorporated herein by reference.

                      (e) The information set forth under the caption "The Reverse Stock Split - Fairness; Recommendation of the Board of Directors and Affiliated Shareholders" of the Proxy Statement is incorporated herein by reference.

                      (f)               Not Applicable

Item 9.                                 Reports, Opinions, Appraisals and
                                        Certain Negotiations.

                      (a) and (b)       The information set forth under
                                        the caption "The Reverse Stock Split -
                                        Fairness" of the Proxy Statement is
                                        incorporated herein by reference.

                      (c) The information set forth under the caption "The Reverse Stock Split - Exhibit B" of the Proxy Statement is incorporated herein by reference.


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Item 10.                                Interest in Securities of the Issuer.

                      (a) and (b)       The information set forth under the
                                        captions "Directors and Executive
                                        Officers; Security Ownership of Certain
                                        Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference.

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

                                        Not Applicable.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

                      (a) and (b)       The information set forth under the
                                        caption "The Reverse Stock Split -
                                        Recommendation of the Board of Directors and Affiliated Shareholders" of the
                                        Proxy Statement is incorporated herein
                                        by reference.

Item 13.                                Other Provisions of the Transaction.

                      (a) The information set forth under the captions "The Reverse Stock Split - Appraisal Rights; The Reverse Stock Split - Certain Effects" of the Proxy Statement is incorporated herein by reference.

                      (b)-(c)           Not Applicable

Item 14.                                Financial Information.

                      (a) The information set forth under the caption "Historical Consolidated
                                        Financial Information of the Company" of the Proxy Statement is incorporated herein by reference.

                      (b) The information set forth under the caption "Pro Forma Consolidated Financial Information of the Company" is incorporated herein by reference.


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Item 15.                                Persons and Assets Employed, Retained or
                                        Utilized.

                      (a) and (b)       Not Applicable.

Item 16.                                Additional Information.

                                        All of the information set forth in the
                                        Proxy Statement, including the Exhibits
                                        thereto, is incorporated hereby by
                                        reference.

Item 17.                                Material to be Filed as Exhibits.

                      (a)               Not Applicable.

                      (b) Report of Bonadio & Co., LLP is incorporated by reference from Exhibit B to the Proxy Statement filed as Exhibit (d)(1) hereto.

                      (c)               Not Applicable.

                      (d)(1) Proxy Statement of Four Corners Financial Corporation for the Special Meeting of Stockholders to be held on September 9, 1998.

                      (d)(2)            Proxy Card

                      (e)               Not Applicable.

                      (f) As of the date of this Statement, no written instruction, form or other material has been furnished to any person making the actual oral solicitation or other recommendation for such person's use, directly or indirectly in connection with the Rule 13e-3 transaction.

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                                    SIGNATURE

         After due inquiry and to the best of my knowledge and belief, the undersigned, and each of them, certify that the information set forth in this statement is true, complete and correct.

                                             FOUR CORNERS FINANCIAL CORPORATION

DATE: December 18 , 1998                     By: /s/
      ------------------                         ------------------------------
                                                 Bernard J. Iacovangelo,
                                                 Secretary and Director

                                                 /s/
                                                 ------------------------------
                                                 Frank B. Iacovangelo

                                                 /s/
                                                 ------------------------------
                                                 Bernard J. Iacovangelo

                                                 /s/
                                                 ------------------------------
                                                 Anthony M. Iacovangelo

                                                 Wegman Building Associates

                                                 BY:/s/
                                                    ---------------------------
                                                        Its Managing Partner


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EXHIBIT INDEX

       EXHIBIT                         DESCRIPTION                         PAGE

     99.17(a)                Not Applicable

     99.17(b) Report of Bonadio & Co., LLP incorporated by reference from Exhibit B to the Proxy Statement filed as Exhibit 99.17(d) (1) hereto.

     99.17(c)                Not Applicable

     99.17(d)(1)             Proxy Statement

     99.17(d)(2)             Proxy Card

     99.17(e)                Not Applicable

     99.17(f)                None